UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2026

INHIBIKASE THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39676	26-3407249
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 N. West Street, Suite 1200
Wilmington, DE	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (302) 295-3800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	IKT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On August 21, 2026, the Audit Committee (the “Audit Committee”) of the Board of Directors of Inhibikase Therapeutics, Inc. (the “Company”) approved the dismissal of CohnReznick LLP (“CohnReznick”) as the Company’s independent registered public accounting firm, effective immediately.

The audit reports of CohnReznick on the Company’s consolidated financial statements for the fiscal years ended December 31, 2025 and 2024 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2025 and 2024 and the subsequent interim period through the date of CohnReznick’s dismissal there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) between the Company and CohnReznick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of CohnReznick, would have caused CohnReznick to make reference thereto in its report on the Company’s consolidated financial statements.

During the fiscal year ended December 31, 2024, CohnReznick advised the Company that a material weakness existed in the Company’s internal control over financial reporting, which constituted a reportable event as defined in Item 304(a)(1)(v) of Regulation S-K. The material weakness was previously disclosed in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 and was subsequently remediated by prior management of the Company, as disclosed in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024.

Other than the reportable event described in the immediately preceding paragraph, there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K) during the fiscal years ended December 31, 2025 and 2024 and the subsequent interim periods through the date of CohnReznick’s dismissal.

The Company provided CohnReznick with a copy of the disclosures contained in this Current Report on Form 8-K and requested that CohnReznick furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether it agrees with the statements made herein, and if not, stating the respects in which it does not agree. A copy of CohnReznick’s letter, dated August 26, 2026, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm

On August 21, 2026, the Audit Committee appointed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, with such appointment effective immediately following the dismissal of CohnReznick.

During the fiscal years ended December 31, 2025 and 2024 and the subsequent interim period through the date of this Current Report, neither the Company nor anyone acting on its behalf consulted with Deloitte regarding:

1.

the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, where either a written report of oral advice was provided that Deloitte concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue; or

2.

any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter from CohnReznick LLP to the Securities and Exchange Commission, dated August 26, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2026	INHIBIKASE THERAPEUTICS, INC.

	By:	/s/ Mark Iwicki
Mark Iwicki
Chief Executive Officer